UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

The original Form 8-K has been amended by this 8-K/A to replace a mistakenly filed Pooling and Servicing Agreement.

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2007

PHH MORTGAGE CAPITAL LLC (as company under a Pooling and Servicing Agreement, dated as of April 1, 2007, providing for, inter alia, the issuance of PHHMC Mortgage Pass-Through Certificates, Series 2007-2)

PHH Mortgage Capital LLC
(Exact name of registrant as specified in its charter)

DELAWARE	333-131214-06	52-233-8856
(State or Other Jurisdiction of Formation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Leadenhall Road Mount Laurel, New Jersey		08054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (856) 917-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

Exhibit No.	Description
1.1	Agency Agreement, dated April 24, 2007 between William J. Mayer Securities LLC, as agent and PHH Mortgage Capital LLC, as depositor.

Exhibit No.	Description
4	Pooling and Servicing Agreement, dated as of April 1, 2007 among PHH Mortgage Capital LLC, as depositor, PHH Mortgage Corporation, as master servicer and Citibank, N.A., as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHH MORTGAGE CAPITAL LLC

By:	/s/Richard J. Bradfield
Name:	Richard J. Bradfield Senior Vice
Title:	President

Dated: May 10, 2007